EXHIBIT 99.2

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of May 30, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for Alternative Loan Trust 2007-OH1, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of May 30, 2007, and BARCLAYS BANK PLC ("Remaining Party").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, effective as of May 30, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of May 17, 2007, whose BARCLAYS BANK PLC reference number is 1762254B (the "Old Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Old Confirmation in connection with, and as part of, the ISDA Master Agreement dated as of May 17, 1996, as amended or supplemented from time to time (the "Existing Master Agreement"), between Assignor and Remaining Party;

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Old Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party;

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation and assumption, and Remaining Party desires to grant such consent in accordance with the terms hereof; and

      WHEREAS, following the assignment discussed above, Assignee and Remaining Party desire to enter into a new confirmation to evidence the Assigned Transaction between Assignee and Remaining Party, with a Trade Date of May 17, 2007 whose BARCLAYS BANK PLC reference number is 1762254B (the "New Confirmation"), a copy of which is attached hereto as Exhibit II;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from May 30, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee (other than Assignor's obligation to pay the Additional Payment under the Old Confirmation), and Assignee hereby assumes all Assignor's rights, duties, and obligations, under the Assigned Transaction and the Old Confirmation arising on or after the Effective Date.

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      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Old Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Additional Payment in accordance with the terms of the Assigned Transaction and the Old Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement for Alternative Loan Trust 2007-OH1 dated as of May 1, 2007 among CWALT, Inc. as depositor, Countrywide Home Loans, Inc. as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and BNY, as trustee (the "Pooling and Servicing Agreement").

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. Following the assignment of the Assigned Transaction pursuant to the terms hereof, Assignee and Remaining Party agree that the terms of the New Confirmation shall govern the Assigned Transaction. The New Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The New Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.


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

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the New Confirmation and the Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 and 5-1402 of the New York General Obligations Law).

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the Existing Master Agreement and the ISDA Form Master Agreement, as applicable, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Michael Schloessmann, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Inc., Series 2007-OH1 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:                   5 The North Colonnade
                                 Canary Wharf
                                 E14 4BB
      Attention:                 London Department - Derivative Documentation
      Tel No.                    44(20) 777 36810
      Fax No.                    44(20) 777 36461

      or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

        The Bank of New York
        New York, NY
        ABA # 021-000-018
        GLA # 111-565
        For Further Credit:  TAS A/C 540888


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        Attn: Matthew Sabino 212-815-6093
        Fax: 212-815-3986

      11. Optional Termination.

      (a)   Upon the occurrence of an Optional Termination pursuant to Section
            9.01 of the Pooling and Servicing Agreement, Remaining Party and Assignee hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the New Confirmation, other than any liabilities or obligations arising on or prior to the final Distribution Date under the Pooling and Servicing Agreement. Subject to the foregoing, and notwithstanding the provisions of the Assignee Agreement, an Early Termination Date in respect of the Assigned Transaction will occur on the final Distribution Date under the Pooling and Servicing Agreement, as if an Additional Termination Event had occurred with respect to Remaining Party and Assignee as Affected Parties; provided, however, that no amounts other than any Unpaid Amounts will be payable by either party in connection with such Early Termination Date.

      (b) Pursuant to a swaption transaction between Assignor and Remaining Party with a trade date of May 30, 2007, a transaction evidenced by a confirmation attached hereto as Exhibit III (the "Swaption Confirmation") between Assignor and Remaining Party will become effective with terms identical to the terms of the Assigned Transaction (except as modified pursuant to the Swaption Confirmation) for the period commencing on the Effective Date (as defined in the Swaption Confirmation) and ending on the Termination Date (as defined in the Swaption Confirmation).

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                    COUNTRYWIDE HOME LOANS, INC.



                                    By:  /s/ Michael Schloessmann
                                         --------------------------------------
                                    Name:   Michael Schloessmann
                                    Title:  Managing Director



                                    THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL
                                    OR CORPORATE CAPACITY BUT SOLELY AS SWAP
                                    CONTRACT ADMINISTRATOR FOR ALTERNATIVE LOAN
                                    TRUST 2007-OH1



                                    By:   /s/ Matt Sabino
                                         --------------------------------------
                                    Name:  Matthew Sabino
                                    Title:  Assistant Treasurer



                                    BARCLAYS BANK PLC



                                    By:  /s/ Shain Kalmanowitz
                                         --------------------------------------
                                    Name:    Shain Kalmanowitz
                                    Title:   Authorized Signatory




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